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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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HOVNANIAN ENTERPRISES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HOVNANIAN ENTERPRISES, INC.
10 Highway 35, P.O. Box 500, Red Bank, N.J. 07701 (732) 747-7800

February 7, 2006

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders which will be held on Wednesday, March 8, 2006, at the Chelsea Meeting Room of the Millenium Hilton Hotel, 55 Church Street, New York, New York 10007. The meeting will start promptly at 10:30 a.m.

It is important that your shares be represented and voted at the meeting. Therefore, we urge you to complete, sign, date and return the enclosed proxy card in the envelope provided for this purpose or, if applicable, register your vote via the Internet or by telephone according to the instructions on the proxy card. Of course, if you attend the meeting, you may still choose to vote your shares personally even though you have previously designated a proxy.

Important items to be acted upon at the meeting include the election of directors and the ratification of the selection of an independent registered public accounting firm.

We sincerely hope you will be able to attend and participate in the Company’s 2006 Annual Meeting. We welcome the opportunity to meet with many of you and give you a firsthand report on the progress of your Company.

Sincerely yours,

Kevork S. Hovnanian
Chairman of the Board

HOVNANIAN ENTERPRISES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
FEBRUARY 7, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Hovnanian Enterprises, Inc. will be held on Wednesday, March 8, 2006, at the Chelsea Meeting Room of the Millenium Hilton Hotel, 55 Church Street, New York, New York 10007 at 10:30 a.m. for the following purposes:

1.	The election of directors of the Company for the ensuing year, to serve until the next Annual Meeting of Shareholders of the Company, and until their respective successors may be elected and qualified;

2.	The ratification of the selection of Ernst & Young LLP, an independent registered public accounting firm, to examine the financial statements of the Company for the year ending October 31, 2006; and

3.	The transaction of such other business as may properly come before the meeting and any adjournment thereof.

Only shareholders of record at the close of business on January 17, 2006 are entitled to notice of, and to vote at, the meeting. Accompanying this Notice of Annual Meeting of Shareholders is a proxy statement, proxy card(s) and the Company’s Annual Report for the year ended October 31, 2005.

Shareholders of record of both Class A Common Stock and Class B Common Stock, except for shareholders of record of Class B Common Stock held in nominee name, may appoint proxies to vote their shares in one of three ways:

1.	Via the Internet pursuant to the instructions on the enclosed proxy card;

2.	Calling the toll-free number on the enclosed proxy card; or

3.	Signing, dating and returning the enclosed proxy card in the envelope provided.

Shareholders of record of Class B Common Stock held in nominee name may appoint proxies to vote their shares by signing, dating and returning the enclosed proxy card in the envelope provided.

All shareholders are urged to attend the meeting in person or by proxy. Shareholders who do not expect to attend the meeting in person are requested to complete, sign and date the enclosed proxy card and return it promptly in the pre-addressed envelope provided, or, if applicable, to register their vote via the Internet or by telephone according to the instructions on the proxy card.

By order of the Board of Directors,
PETER S. REINHART
Secretary

February 7, 2006

        If you are a shareholder of record and you plan to attend the Annual Meeting, please mark the appropriate box on your proxy card or, if applicable, so indicate when designating a proxy via the Internet or by telephone. If your shares are held by a bank, broker or other intermediary and you plan to attend, please send written notice to Hovnanian Enterprises, Inc., 10 Highway 35, P.O. Box 500, Red Bank, New Jersey 07701, Attention: Peter S. Reinhart, Secretary, and enclose evidence of your ownership (such as a letter from the bank, broker or other intermediary confirming your ownership or a bank or brokerage firm account statement). The names of all those planning to attend will be placed on an admission list held at the registration desk at the entrance to the meeting. If you do not plan to attend the Annual Meeting, please designate a proxy by mail or, if applicable, via the Internet or by telephone. If you choose to vote by mail, please sign and date the proxy card and return it in the pre-addressed envelope provided so that your shares will be voted. The envelope requires no postage if mailed in the United States.

HOVNANIAN ENTERPRISES, INC.
10 HIGHWAY 35
P.O. BOX 500
RED BANK, NEW JERSEY 07701

PROXY STATEMENT

GENERAL

The accompanying proxy is solicited on behalf of the Board of Directors of Hovnanian Enterprises, Inc. (the “Company”, “we”, “us”, or “our”) for use at the Annual Meeting of Shareholders referred to in the foregoing notice and at any adjournment thereof. It is expected that this Proxy Statement and the accompanying proxy(s) will be mailed on or about February 7, 2006 to each shareholder entitled to vote. The Company’s Annual Report for the year ended October 31, 2005 also accompanies this Proxy Statement.

Shares represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the specifications thereon. If no specifications are made, the persons named in the accompanying proxy card(s) will vote the shares represented by such proxies for the Board of Directors’ slate of directors, for the ratification of Ernst & Young LLP, the selected independent registered public accounting firm, and as recommended by the Board of Directors, unless contrary instructions are given. Any person may revoke a previously designated proxy at any time before it is exercised by delivering written notice of revocation to Peter S. Reinhart, the Secretary of the Company, or by voting in person at the Annual Meeting. Please note that attendance at the Annual Meeting will not by itself revoke a proxy.

All share and per share amounts in this Proxy Statement have been retroactively adjusted to reflect the Company’s 2-for-1 stock split in the form of a 100% stock dividend of Class A Common Stock and Class B Common Stock which occurred in March 2004.

VOTING RIGHTS AND SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The record date for the determination of shareholders entitled to vote at the meeting was the close of business on January 17, 2006. On January 17, 2006, the outstanding voting securities of the Company consisted of 47,049,409 shares of Class A Common Stock, each share entitling the holder thereof to one vote, and 14,673,399 shares of Class B Common Stock, each share entitling the holder thereof to ten votes. Other than as set forth in the table below, there are no persons known to the Company to be the beneficial owners of shares representing more than 5% of either the Company’s Class A Common Stock or Class B Common Stock.

The following table sets forth as of January 17, 2006 (1) the Class A Common Stock and Class B Common Stock of the Company beneficially owned by holders of more than 5% of either the Class A Common Stock or the Class B Common Stock of the Company and (2) the Class A Common Stock, Class B Common Stock and Depositary Shares, each representing 1/1,000th of a share of 7.625% Series A Preferred Stock, of the Company beneficially owned by each Director, each nominee for Director, each executive officer named in the tables set forth under “Executive Compensation” below and all Directors and executive officers as a group:

	Class A Common Stock (1)		Class B Common Stock (1)		Depositary Shares (1)(3)
Directors, Nominees for Director, Certain Executive Officers, Directors and Executive Officers as a Group and Holders of More Than 5%	Amount and Nature of Beneficial Ownership	Percent of Class (2)	Amount and Nature of Beneficial Ownership	Percent of Class (2)	Amount and Nature of Beneficial Ownership	Percent of Class
Kevork S. Hovnanian (4)	7,520,424	16.0%	11,238,939	76.6%	—	—
Ara K. Hovnanian (5)	4,655,125	9.6%	2,555,419	17.4%	—	—
Paul W. Buchanan (6)	65,000	0.1%	—	—	—	—
Robert B. Coutts (11)	—	—	—	—	—	—
Geaton A. DeCesaris, Jr. (7)(8)(9)(10)	945,995	2.0%	—	—	—	—
Arthur M. Greenbaum	30,790	0.1%	3,000	—	—	—
Kevin C. Hake	18,713	—	—	—	—	—
Edward A. Kangas	37,508	0.1%	—	—	—	—
Joseph A. Marengi (11)	—	—	—	—	—	—
Desmond P. McDonald	39,647	0.1%	—	—	—	—
John J. Robbins	34,332	0.1%	—	—	—	—
J. Larry Sorsby	256,802	0.5%	—	—	—	—
Stephen D. Weinroth	78,008	0.2%	4,500	—	—	—
EARNEST Partners, L.L.C. (12)	8,714,886	18.5%	—	—	N/A	N/A
Tontine Management, L.L.C. and affiliates (13)	2,983,187	6.3%	—	—	N/A	N/A
All Directors and executive officers as a group (12 persons)	13,712,532	28.0%	13,801,858	94.0%	3,000	0.1%

(1)	The figures in the table in respect of Class A Common Stock do not include the shares of Class B Common Stock beneficially owned by the specified persons, which shares of Class B Common Stock are convertible at any time on a share for share basis to Class A Common Stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally attributes ownership to persons who have voting or investment power with respect to the relevant securities. Shares of Common Stock subject to options either currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by these footnotes, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all securities shown as beneficially owned by them.

Shares of Class A Common Stock subject to options currently exercisable or exercisable within 60 days include the following: A. Hovnanian (1,287,500), P. Buchanan (30,000), G. DeCesaris, Jr., (225,000), A. Greenbaum (21,667), K. Hake (10,000), E. Kangas (13,000), D. McDonald (27,333), J. Robbins (17,333), J. Sorsby (185,000), S. Weinroth (23,000), and all Directors and executive officers as a group (1,846,083). No shares of Class B Common Stock are subject to options currently exercisable or exercisable within 60 days.

(2)	Based upon the number of shares outstanding plus options currently exercisable or exercisable within 60 days held by each such Director, nominee, executive officer or holder.

(3)	Each Depositary Share represents 1/1,000th of a share of 7.625% Series A Preferred Stock.

(4)	Includes 4,833,826 shares of Class B Common Stock held by the Kevork S. Hovnanian Family Limited Partnership, a Connecticut limited partnership (the “Limited Partnership”), beneficial ownership of which is disclaimed by Kevork S. Hovnanian. Kevork S. Hovnanian’s wife, Sirwart Hovnanian, as trustee of the Sirwart Hovnanian 1994 Marital Trust, is the managing general partner of the Limited Partnership and as such has the sole power to vote and dispose of the shares of Class B Common Stock held by the Limited Partnership. Also includes 529,124 shares of Class B Common Stock held in trust for Mr. Hovnanian’s daughter over which Sirwart Hovnanian, as trustee, shares with her daughter the power to dispose of and vote. In addition, includes 190,000 shares of Class A Common Stock held in the name of Sirwart Hovnanian over which she has sole power to dispose of and vote. Mr. Hovnanian disclaims beneficial ownership of the shares described in the preceding two sentences.

(5)	Includes 1,235,107 shares of Class A Common Stock and 269,893 shares of Class B Common Stock held in a grantor retained annuity trust for Kevork S. Hovnanian (the “GRAT”) for which Ara K. Hovnanian is trustee and has a potential remainder interest, and 232,892 shares of Class A Common Stock and 189,832 shares of Class B Common Stock held in family related accounts and trusts as to which Ara K. Hovnanian has shared voting power and shared investment power. Ara K. Hovnanian disclaims beneficial ownership of such shares, except to the extent of his potential pecuniary interest in the GRAT and such other accounts and trusts. Ara K. Hovnanian’s address is 10 Hwy 35, P.O. Box 500, Red Bank, New Jersey 07701.

(6)	Includes 35,000 shares of Class A Common Stock are held jointly with his spouse, Gail R. Buchanan. Paul W. Buchanan and Gail R. Buchanan share voting and investment power with respect to such shares.

(7)	Includes 214 shares of Class A Common Stock held jointly with his spouse, Josephine A. DeCesaris. Geaton A. DeCesaris, Jr. and Josephine A. DeCesaris share voting and investment power with respect to such shares.

(8)	Includes 200,000 shares of Class A Common Stock held by the DeCesaris Family LLC #1 and 289,566 shares of Class A Common Stock held by the DeCesaris Family LLC #3; beneficial ownership of which is disclaimed for both entities by Geaton A. DeCesaris, Jr. except to the extent of his pecuniary interest therein.

(9)	Includes 21,458 shares of Class A Common Stock held by Five Queens, Inc., a subchapter S corporation owned by Geaton A. DeCesaris, Jr.’s children and of which he is the President and 20,000 shares of Class A Common Stock held by the Geaton A. DeCesaris Charitable Remainder Unitrust of which he is the trustee and beneficiary, beneficial ownership of which is disclaimed by Geaton A. DeCesaris, Jr. except to the extent of his pecuniary interest therein.

(10)	Includes 27,870 shares of Class A Common Stock held by The Geaton & Joanne DeCesaris Family Foundation, Inc. over which Geaton A. DeCesaris, Jr.’s spouse may be deemed to share voting and investment power. Beneficial ownership of such shares is disclaimed by Mr. Decesaris.

(11)	Director nominee for March 8, 2006 Annual Shareholders’ Meeting.

(12)	Based solely upon information contained in a statement on Schedule 13G filed with the Securities and Exchange Commission on February 2, 2006. As of December 31, 2005, EARNEST Partners, L.L.C. had sole voting power with respect to 147,295 shares, shared voting power with respect to 3,117,091 shares and sole investment power with respect to 8,714,886 shares of Class A Common Stock. Address: 75 Fourteenth Street, Suite 2300, Atlanta, GA 30309.

(13)	Based solely upon information contained in a statement on Schedule 13G jointly filed with the Securities and Exchange Commission on September 19, 2005 by Tontine Partners L.P., Tontine Management, L.L.C., Tontine Overseas Associates, L.L.C. and Jeffrey L. Gendell. Tontine Partners L.P. and Tontine Management, L.L.C. each have shared voting and investment power with respect to 1,584,288 shares of Class A Common Stock, Tontine Overseas Associates, L.L.C. has shared voting and investment power with respect to 1,278,959 shares of Class A Common Stock and Mr. Gendell has sole voting and investment power with respect to 120,000 shares of Common Stock and shared voting and investment power with respect to 1,278,959 shares of Class A Common Stock. Address: 55 Railroad Avenue, 3rd Floor, Greenwich, Connecticut 06830.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors, persons who own more than 10% of a registered class of the Company’s equity securities and certain entities associated with the foregoing (“Reporting Persons”) to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange (the “NYSE”). These Reporting Persons are required by SEC rules to furnish the Company with copies of all Forms 3, 4 and 5, and amendments thereto, that they file with the SEC and the NYSE.

Based solely on the Company’s review of the copies of such forms and amendments thereto it has received, the Company believes that with respect to the fiscal year ended October 31, 2005, all the Reporting Persons complied with all applicable filing requirements, except as follows: (1) John J. Robbins reported on his Form 5 with respect to fiscal year 2005 two gifts of shares made by his spouse that should have been reported on a Form 5 for the prior fiscal year and (2) Ara K. Hovnanian reported on his Form 5 with respect to fiscal year 2005 a sale of shares held by a trust for the benefit of the family of one of his sisters, which sale was made at the direction of one of the other trustees but should have been reported earlier.

(1) ELECTION OF DIRECTORS

The Company’s restated By-laws provide that the Board of Directors shall consist of up to eleven Directors who shall be elected annually by the shareholders. The Company’s amended Certificate of Incorporation requires that at any time when any shares of Class B Common Stock are outstanding, one-third of the Directors shall be independent, as defined therein.

Under the rules of the NYSE, listed companies, like us, who have a controlling shareholder are not required to have a majority of independent directors, as defined by NYSE rules. Because Mr. K. Hovnanian and members of his immediate family hold more than 50% of the voting power of the Company, the Company is a controlled company within the meaning of the rules of the NYSE.

The Board of Directors has determined that a Board of Directors consisting of the nine nominees listed below is the best composition in order to satisfy both the independence requirements of the Company’s amended Certificate of Incorporation as well as the NYSE rules.

Mr. Arthur Greenbaum and Mr. Desmond McDonald have decided not to stand for re-election as Directors of the Company. Mr. Greenbaum has served as a Director since 1992 and Mr. McDonald has served as a Director since 1982 and as Chairman of the Company’s Audit Committee since its inception in 1992 through July 2005. The Company is nominating Mr. Robert B. Coutts and Mr. Joseph A. Marengi to serve on the Company’s Board of Directors. Biographies for Mr. Coutts and Mr. Marengi are provided below under “Board of Directors — Nominees’ Biographies”.

The following nominees are proposed as Directors of the Company to hold office until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified. In the event that any of the nominees for Director should become unavailable to serve as a Director, it is intended that the shares represented by proxies will be voted for such substitute nominees as may be nominated by the Board of Directors, unless the number of Directors constituting a full Board of Directors is reduced. The Company has no reason to believe, however, that any of the nominees is, or will be, unavailable to serve as a Director. Proxies cannot be voted for a greater number of persons than the number of nominees named below.

Board of Directors

Name	Age	Company Affiliation	Year First Became a Director
Kevork S. Hovnanian	82	Chairman of the Board & Director	1967
Ara K. Hovnanian	48	President, Chief Executive Officer & Director	1981
Robert B. Coutts	55	Director Nominee	Nominee — 2006
Geaton A. DeCesaris, Jr.	50	President of the Hovnanian Land Investment Group & Director	2001
Edward A. Kangas	61	Director	2002
Joseph A. Marengi	52	Director Nominee	Nominee — 2006
John J. Robbins	66	Director	2001
J. Larry Sorsby	50	Executive Vice President, Chief Financial Officer & Director	1997
Stephen D. Weinroth	67	Director	1982

Board of Directors — Nominees’ Biographies

Mr. K. Hovnanian is the founder of the Company and has served as Chairman of the Board since its original incorporation in 1967. He served as Chief Executive Officer from 1967 through July 1997. In 1996, the New Jersey Institute of Technology awarded Mr. Hovnanian a President’s Medal for “Distinguished Achievement to an Outstanding Entrepreneur”. In 1992, Mr. Hovnanian was granted one of five nationwide Harvard Dively Awards for Leadership in Corporate Public Initiatives.

Mr. A. Hovnanian has been Chief Executive Officer since 1997 after being appointed President in 1988 and Executive Vice President in 1983. Mr. A. Hovnanian joined the Company in 1979 and has been a Director of the Company since 1981. In 1985, Governor Kean appointed Mr. Hovnanian to The Council on Affordable Housing and he was reappointed to the Council in 1990 by Governor Florio. In 1994, Governor Whitman appointed him as member of the Governor’s Economic Master Plan Commission. Mr. Hovnanian serves as Member of the Advisory Council of PNC Bank. Mr. A. Hovnanian is the son of Mr. K. Hovnanian.

Mr. Coutts is an Executive Vice President of Lockheed Martin Corporation (NYSE) and is responsible for the Corporation’s Electronic Systems business area, with sales greater than $10 billion. Mr. Coutts was President and CEO of the former Electronics Sector of Lockheed Martin. He was elected an officer by the Board of Lockheed Martin in December 1996. Mr. Coutts held management positions with General Electric Corporation (NYSE) from 1972-1993, and was with GE Aerospace when it became part of Lockheed Martin in 1993. Mr. Coutts is a member of the boards of directors of several Lockheed Martin subsidiaries (LM Integrated Systems, Inc., LM United Kingdom, LM Espana, and LM Sippican Holdings, Inc.). Mr. Coutts is also currently the CEO and Deputy Chairman of the Association of the U.S. Army (AUSA) Council of Trustees; a member of the Board of Governors of Wesley Theological Seminary; and the Board of Overseers, College of Engineering, Tufts University.

Mr. DeCesaris, Jr. has served as President of the Hovnanian Land Investment Group since July 2003. Prior to this position, Mr. Decesaris, Jr. was President of Homebuilding Operations and Chief Operating Officer since January 2001. Prior to joining the Company in 2001, Mr. DeCesaris, Jr. served as Chairman, President, and Chief Executive Officer of Washington Homes, Inc. Mr. DeCesaris, Jr. was honored as the Washington, D.C. area’s Entrepreneur of the Year in the real estate category in 1994, sponsored by Inc. magazine and Ernst & Young LLP. Mr. DeCesaris, Jr. also serves on the Board of Anne Arundel Medical Center Foundation, as well as other charitable organizations, and as Trustee of Mount Saint Mary’s University. Mr. DeCesaris, Jr. was elected as a Director of the Company in January 2001.

Mr. Kangas was Chairman and Chief Executive Officer of Deloitte Touche Tohmatsu from December 1989 to May 2000, when he retired. He also serves on the Boards of Electronic Data Systems, Inc. (NYSE), Eclipsys, Inc. (NASDAQ), Tenet Healthcare Corporation, Inc. (NYSE), and Oncology Therapeutics Network, Inc. Mr. Kangas is also Chairman of the Board of the National Multiple Sclerosis Society. Mr. Kangas was elected as a Director of the Company in September 2002, is Chairman of the Company’s Audit Committee and a member of the Company’s Compensation Committee.

Mr. Marengi serves as Senior Vice President for Dell Inc.’s (NASDAQ) Americas business, which includes the U.S. Consumer Business and Dell International Services (DIS). Mr. Marengi joined Dell in July 1997 from Novell Inc. (NASDAQ) where he was President and Chief Operating Officer. He joined Novell in 1989 and moved through successive promotions to become Executive Vice President of worldwide sales and field operations. For 10 years prior to joining Novell, Mr. Marengi served in various other executive, sales and information management positions. Mr. Marengi also serves on the Corporate Advisory Board of the USC Marshall School of Business and is a member of the Board for Dell Financial Services.

Mr. Robbins was a Managing Partner of the New York Office of Kenneth Leventhal & Company and Executive Committee Partner, retiring from the firm in 1992. He was made a Partner of Kenneth Leventhal & Company in 1973. Mr. Robbins has been a Trustee of Keene Creditors Trust since 1996. He has also been a Director and the Chairman of the Audit Committee of Raytech Corporation since May 2003. Mr. Robbins was elected as a Director of the Company in January 2001, and is a member of the Company’s Audit Committee.

Mr. Sorsby has been Chief Financial Officer of the Company since 1996 and Executive Vice President since November 2000. From March 1991 to November 2000, he was Senior Vice President, and from March 1991 to July 2000, he was Treasurer. Mr. Sorsby was elected as a Director of the Company in 1997.

Mr. Weinroth is a Managing Member of Hudson Capital Advisors, LLC, a private equity merchant banking firm, and a Managing Director and Board Member of Kline Hawkes & Co., a manager of private equity funds. From 1989 to 2003, he served as co-Chairman and head of the Investment Committee at First Britannia Mezzanine N.V., a European private investment firm. He is Chairman of the Board Emeritus of Core Laboratories, N.V. (NYSE), a global oil field service company where he was Chairman of the Board. He is Vice Chair of the Central Asian American Enterprise Fund and Chairman of the Board of The Joyce Theatre Foundation Inc., as well as a Trustee of the Horace Mann School. Mr. Weinroth has been a Director of the Company since 1982, and is a member of the Company’s Audit and Compensation Committees.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the year ended October 31, 2005, the Board of Directors held four regularly scheduled meetings and two telephonic meetings. In addition, Directors considered Company matters and had frequent communications with the Chairman of the Board of Directors and others apart from the formal meetings. Directors are expected to attend the Annual Meeting of Shareholders, but the Company does not have a formal policy with respect to attendance. Eight members of the Board of Directors attended the Annual Meeting of Shareholders held on March 8, 2005.

Audit Committee

During the year ended October 31, 2005, the members of the Audit Committee of the Board of Directors were Messrs. Kangas, McDonald, Robbins and Weinroth. The Audit Committee is currently chaired by Mr. Kangas and is responsible for reviewing and approving the scope of the annual audit undertaken by the

Company’s independent registered public accounting firm and meeting with them to review the results of their work as well as their recommendations. The Audit Committee appoints the Company’s independent registered public accounting firm and also approves and reviews their fees.

The Vice President of Internal Audit for the Company reports directly to the Audit Committee on, among other things, the Company’s compliance with certain Company procedures which are designed to enhance management’s understanding of operating issues and the results of the Audit Department’s annual audits of the various aspects of the Company’s business. In fiscal 2005, the Audit Department performed twenty-eight Sarbanes-Oxley Section 404 reviews and issued six traditional audit reports. The Audit Committee authorizes staffing and compensation of the internal Audit Department. The Company’s Chief Accounting Officer reports directly to the Audit Committee on significant accounting issues. During the year ended October 31, 2005, the Audit Committee met on five occasions and held eight telephonic meetings. For additional information related to the Audit Committee, see “Report of the Audit Committee” below.

Compensation Committee

During the year ended October 31, 2005, the members of the Compensation Committee of the Board of Directors were Messrs. Weinroth and Kangas. The Compensation Committee is currently chaired by Mr. Weinroth and is active in reviewing and determining salaries, bonuses, and other forms of compensation for the Company’s executive officers, key management employees, and non-employee Directors, and in other compensation and personnel areas as the Board of Directors from time to time may request. For a discussion of the criteria used and factors considered by the Compensation Committee in reviewing and determining executive compensation, see “Report of the Compensation Committee” below. During the year ended October 31, 2005, the Compensation Committee met on one occasion and held three telephonic meetings.

Corporate Governance

The Company’s Corporate Governance Guidelines (“Guidelines”) require that the Board of Directors conduct a self-evaluation at least annually, and as circumstances otherwise dictate. In conjunction with the self-evaluation, the Board of Directors reviews the qualifications and effectiveness of the existing Board of Directors and allows for each board member to make comments or recommendations regarding the qualifications and effectiveness of the existing Board of Directors or additional qualifications that may be required when selecting new board members. Among other factors, the Board of Directors generally considers the size of the Board of Directors best suited to fulfill its responsibilities, the Board of Directors’ overall membership composition to ensure the Board of Directors has the requisite expertise and consists of persons with sufficiently diverse backgrounds, the independence of outside directors and other possible conflicts of interest of existing and potential members of the Board of Directors.

The Company retained The Directorship Search Group (the “DSG”), an independent board and executive search firm, to assist it in identifying candidates to serve as Directors of the Company, for which services the Company paid a fee. The DSG conducted extensive research and independent interviews of potential candidates in order to assess their qualifications in accordance with the Company’s criteria. The DSG then referred certain of such candidates to the Company for further review.

The Company does not have a Nominating Committee. Under the rules of the NYSE, listed companies, like us, who have a controlling shareholder are not required to have a nominating committee. Because the Company does not have a Nominating Committee, the Company does not have a specific policy regarding shareholder nominations of potential directors to the Board of Directors, other than through the process described under “Shareholder Proposals for the 2007 Annual Meeting” below. Possible nominees to the Board of Directors may be suggested by any Director and given to the Chairman of the Board. The Company’s restated By-laws provide that Directors need not be shareholders. The Chairman of the Board of Directors, who is also the controlling shareholder, each year recommends a slate of directors to be nominated for election at the annual shareholders’ meeting. The Board of Directors approves the slate of nominees. Vacancies on the Board of Directors, other than those resulting from removal by shareholders, may be filled by action of the Board of Directors after recommendation by the Chairman of the Board.

As of the 120th calendar day prior to February 7, 2006, the Board of Directors had not received any recommendation for the nomination of a candidate to the Board of Directors by any shareholder or group of shareholders that at such time held more than 5% of the Company’s voting stock for at least one year.

On December 12, 2005, the Board of Directors approved the establishment of a Corporate Governance Committee, although the Company is not required to have such committee since it meets the NYSE definition of a controlled company. Members of the Committee are Mr. Kangas and Mr. Weinroth. The Corporate Governance Committee is primarily responsible for reviewing the Company’s existing Corporate Governance Guidelines and further developing such guidelines and other policies and procedures which enhance the Company’s commitment to corporate governance. The Committee is governed by its Charter which contains the Committee’s additional responsibilities.

DIRECTOR COMPENSATION

Each non-employee Director is paid an annual retainer of $40,000, 50% in cash and 50% in shares of Class A Common Stock (approximately 387 shares of Class A Common Stock each in fiscal year 2005). In addition, non-employee Directors receive an additional retainer of $20,000 for each Board Committee on which they serve, paid 50% in cash and 50% in shares of Class A Common Stock (approximately 194 shares of Class A Common Stock for each Board Committee on which they served in fiscal year 2005).

Each non-employee Director is also paid meeting fees. Each non-employee Director is paid a fee of $3,000 for each Board meeting held in person and $2,000 for each telephonic Board meeting. Members of the Audit Committee and Compensation Committee receive $5,000 for each meeting held in person and $2,500 for each telephonic meeting.

In accordance with the above, for fiscal year 2005, Mr. McDonald and Mr. Robbins each received $93,000 in cash and approximately $30,000 in Class A Common Stock; Mr. Greenbaum received $38,000 in cash and approximately $20,000 in Class A Common Stock; Mr. Kangas received $111,000 in cash and approximately $40,000 in Class A Common Stock; and Mr. Weinroth received $105,500 in cash and approximately $40,000 in Class A Common Stock.

In January 2005, each non-employee Director also received an annual stock option grant which consisted of options to purchase 5,000 shares of Class A Common Stock and options to purchase an additional 2,000 shares of Class A Common Stock for each Board committee on which such non-employee Director served during fiscal 2004. In May 2005, the Compensation Committee decided to change the date of the annual stock grant to non-employee Directors from January of each year to May of each year so that it would coincide with the date of grants made to the Company’s key employees. As a result, each non-employee Director also received in May 2005, options to purchase an additional 2,500 shares of Class A Common Stock and options to purchase an additional 1,000 shares of Class A Common Stock for each Board committee on which such non-employee Director served during fiscal 2005, which represented a portion of the entire grant for fiscal 2005 service for service during the first six months of the fiscal year. The remainder of the grant for fiscal 2005 service will be made as part of the May 2006 grants.

In accordance with the above, in fiscal 2005, Mr. McDonald, Mr. Robbins, Mr. Greenbaum, Mr. Kangas, and Mr. Weinroth, each received stock option grants to purchase, respectively, an aggregate of 10,500, 10,500, 7,500, 13,500, and 13,500 shares of Class A Common Stock.

In addition, all members of the Company’s Board of Directors were reimbursed for expenses related to their attendance at meetings of the Board of Directors and committee meetings and other related out-of-pocket business expenses.

For additional information related to Board Compensation, please see “Report of the Compensation Committee” below.

VOTE REQUIRED

The election of the nominees to the Company’s Board of Directors for the ensuing year, to serve until the next Annual Meeting of Shareholders of the Company, and until their respective successors may be elected and qualified, requires the affirmative vote of the holders of a majority in voting power of all outstanding common stock, voting together.

Mr. K. Hovnanian and his family have informed the Company that they intend to vote in favor of the nominees named in this proposal. Because of the voting power of Mr. K. Hovnanian and his family, this proposal is assured passage.

Our Board of Directors recommends that shareholders vote FOR the election of the nominees named in this proposal to the Company’s Board of Directors.

(2) RATIFICATION OF THE SELECTION OF AN INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The selection of an independent registered public accounting firm to examine financial statements of the Company made available or transmitted to shareholders and filed with the SEC for the year ended October 31, 2006 is submitted to this Annual Meeting of Shareholders for ratification. Ernst & Young LLP has been selected by the Audit Committee of the Company to examine such financial statements.

The Company has been advised that a representative of Ernst & Young LLP will attend this Annual Meeting of Shareholders to respond to appropriate questions and will be afforded the opportunity to make a statement if the representative so desires.

VOTE REQUIRED

Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm to examine financial statements of the Company for the year ended October 31, 2006, requires the affirmative vote of the holders of a majority in voting power of all outstanding common stock, voting together.

Mr. K. Hovnanian and his family have informed the Company that they intend to vote in favor of this proposal. Because of the voting power of Mr. K. Hovnanian and his family, this proposal is assured passage.

Our Board of Directors recommends that shareholders vote FOR ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes for the fiscal years ended October 31, 2005, 2004 and 2003, the compensation paid or accrued by the Company for the chief executive officer and for the other four most highly compensated executive officers determined for fiscal year 2005.

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
Name & Principal Position	Year or Period	Salary	Bonus(1)	Other Annual Compen- sation(2)	Restricted Stock Awards(3)	Number of Securities Underlying Options/ SARs(4)	All Other Compen- sation(5)
Kevork S. Hovnanian	2005	$1,090,350	$5,207,428	$258,329	—	—	$17,090
Chairman of the Board	2004	$1,129,999	$5,566,000	$105,791	—	—	$16,633
	2003	$1,101,782	$6,128,000	—	—	—	$16,414

Ara K. Hovnanian	2005	$1,015,729	$10,928,190	$564,973	$5,620,212	495,834	$1,352,595
President and Chief	2004	$1,111,022	$7,696,808	$158,285	$3,958,358	600,000	$572,260
Executive Officer	2003	$1,034,029	$6,989,600	$72,339	$2,566,080	600,000	$484,139

J. Larry Sorsby	2005	$325,227	$974,220	—	$501,027	35,417	$190,631
Executive Vice President	2004	$296,472	$998,130	—	$513,324	50,000	$119,958
and Chief Financial Officer	2003	$321,283	$1,052,245	—	$541,154	50,000	$102,759

Kevin C. Hake	2005	$252,173	$190,750	—	$98,100	—	$28,487
Senior Vice President/	2004	$221,188	$181,411	—	$93,297	5,000	$17,284
Finance & Treasurer	2003	$207,733	$171,283	—	$88,088	—	$14,639

Paul W. Buchanan	2005	$226,898	$188,125	—	$96,750	—	$42,990
Senior Vice President/	2004	$205,214	$177,729	—	$91,403	5,000	$34,750
Corporate Controller	2003	$204,603	$173,586	—	$89,272	—	$26,596

Notes:

(1)	Includes cash awards not paid until after year end. In fiscal year 2003, for A. Hovnanian, also includes 27,326 shares of Class B Common Stock with an approximate dollar value of $2,000,000, which was not received until after year end.

(2)	Includes perquisites and other personal benefits unless the aggregate amount is less than the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer. Perquisites for K. Hovnanian in fiscal year 2005 and 2004 include $195,532 and $45,006, respectively, relating to personal use of the Company’s corporate aircraft and $59,804 in fiscal 2004 relating to personal use of the Company’s corporate cars. Perquisites for A. Hovnanian in fiscal years 2005, 2004 and 2003 include $480,770, $83,463, and $55,029, respectively, relating to personal use of the Company’s corporate aircraft and $57,492 in fiscal 2004 relating to personal use of the Company’s corporate cars.

(3)	Represents the right to receive Class A Common Stock after vesting 25% a year for four years. Any executive with 20 years of service (which includes A. Hovnanian and P. Buchanan) or who reaches the age of 58 becomes immediately 100% vested. Awards of restricted stock during fiscal years 2005, 2004, and 2003 amounted to 124,922 shares, 108,717 shares, and 108,102 shares, respectively, for A. Hovnanian; 11,137 shares, 14,099 shares, and 22,798 shares, respectively, for J. Sorsby; 2,181 shares, 2,563 shares, and 3,712 shares, respectively, for K. Hake; and 2,151 shares, 2,511 shares and 3,762 shares, respectively, for P. Buchanan. Such awards of restricted stock are presented based upon the closing price of the Class A Common Stock on the New York Stock Exchange on the date of grant. The aggregate number of shares of restricted stock held as of October 31, 2005, and the value thereof as of such date based upon the closing price of the Class A Common Stock on October 31, 2005 on the New York Stock Exchange of $44.99, were as follows: A. Hovnanian: 749,323 shares ($33,712,042); J. Sorsby: 149,638 shares ($6,732,214); K. Hake: 12,040 shares ($541,680); and P. Buchanan: 35,806 shares ($1,610,912).

(4)	The Company has not granted any stock appreciation rights.

(5)	Includes accruals under the Company’s savings and investment retirement plan (the “Retirement Plan”), deferred compensation plan (the “Deferred Plan”) and term life insurance premiums for the named executive officers for fiscal year 2005 as follows:

	Retirement Plan	Deferred Plan	Term Insurance	Total
Kevork S. Hovnanian	$16,700	—	$390	$17,090
Ara K. Hovnanian	$16,700	$1,335,115	$780	$1,352,595
J. Larry Sorsby	$16,700	$173,444	$487	$190,631
Kevin C. Hake	$10,400	$17,697	$390	$28,487
Paul W. Buchanan	$16,700	$25,900	$390	$42,990

Option Grants in Last Fiscal Year(1)

The following table provides information on option grants in fiscal year 2005 to the named executive officers.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
Name	Number of Securities Underlying Options Granted(2)	% of Total Options Granted to Employees in Fiscal 2005	Exercise or Base Price Per Share	Expiration Date	5%	10%
Kevork S. Hovnanian	—	—	—	—	—	—
Ara K. Hovnanian	350,000	46.1%	$41.200	12/02/14	$9,068,661	$22,981,766
Ara K. Hovnanian	145,834	19.2%	$56.820	05/19/15	$5,211,202	$13,206,209
J. Larry Sorsby	25,000	3.3%	$41.200	12/02/14	$647,761	$1,641,555
J. Larry Sorsby	10,417	1.4%	$56.820	05/19/15	$372,239	$943,327
Kevin C. Hake	—	—	—	—	—	—
Paul W. Buchanan	—	—	—	—	—	—

Notes:

(1)	The Company has not granted any stock appreciation rights.

(2)	The options granted to A. Hovnanian were for the purchase of shares of the Company’s Class B Common Stock. The options granted to J. Sorsby were for the purchase of shares of the Company’s Class A Common Stock.

(3)	The potential realizable value is reported net of the option exercise price, but before income taxes associated with exercise. These amounts represent assumed annual compounded rates of appreciation of 5% and 10% only from the date of grant to the end of the option. Actual gains, if any, on stock option exercises are dependent on future performance of the Company’s Class A Common Stock or Class B Common Stock, as applicable, overall stock market conditions, and the optionee’s continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

Aggregated Option Exercises During the Year Ended
October 31, 2005 and Option Values at October 31, 2005(1)

The following table provides information on option exercises during the year ended October 31, 2005 by the named executive officers and the value of such officers’ unexercised options at October 31, 2005.

			Number of Securities Underlying Unexercised Options at October 31, 2005		Value of Unexercised In-the-Money Options at October 31, 2005(2)
Name	Shares Acquired On Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Kevork S. Hovnanian	—	—	—	—	—	—
Ara K. Hovnanian	550,000	$28,351,750	1,287,500	1,858,334	$50,647,438	$27,204,750
J. Larry Sorsby	—	—	185,000	170,417	$7,351,150	$3,113,150
Kevin C. Hake	5,000	$230,256	10,000	15,000	$403,581	$464,431
Paul W. Buchanan	35,000	$1,809,775	30,000	20,000	$1,054,584	$438,166

Notes:

(1)	The Company has not granted any stock appreciation rights.

(2)	Based upon the closing price of the Class A Common Stock on October 31, 2005 the New York Stock Exchange of $ 44.99.

Employment Contracts and Arrangements

In February 2006, the Company entered into an agreement with Ara K. Hovnanian, President and Chief Executive Officer, that provides that in the event of his disability or death during his employment with the Company he (or his designated beneficiary, estate or legal representative) will be entitled to receive a lump sum payment of $10 million dollars. This agreement replaces a pre-existing agreement in which A. Hovnanian (or his legal representative or estate) would have received, in the event of his disability or death during his employment with the Company, payments equal to the average of the sum of his annual base salary and the annual bonus amount earned by him in respect of the three full preceding calendar years, which would have been paid in equal monthly installments through the third anniversary of his disability or death.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee is charged with the responsibility of reviewing salaries, bonuses, and other forms of compensation to be paid to the Company’s executive officers, key management employees, and non-employee Directors.

In December 2005, the Board of Directors approved the Compensation Committee’s recommendation that compensation for non-employee Directors for fiscal year 2006 remain the same as was in effect for 2005. For a description of such compensation, please see “Director Compensation” above.

The Board also approved the Compensation Committee’s recommendation that the bonus formula for both the President and CEO and Chairman of the Board remain the same as it was in effect for fiscal 2005.

The Compensation Committee also reviewed its Charter, overall equity-based compensation plans involving executive officers and key employees, and awards issued under such plans for executive officers, and performed its annual self-evaluation.

For additional information related to compensation of key employees of the Company, see below.

Compensation Incentives for the Company’s Executives

The amount and nature of the compensation received by the Company’s executives during the year ended October 31, 2005 was determined in accordance with the compensation program and policies described below. The compensation program and policies for the Company’s executives have not changed since the Company’s last Annual Meeting. The executive compensation program is designed to attract, retain and reward highly qualified executives while maintaining a strong and direct link between executive pay, the Company’s financial performance and total shareholder return. The executive compensation program contains three major components: base salaries, annual bonuses and stock options. In establishing the three major components for each executive, the Compensation Committee reviews, as part of its evaluation, the compensation received by other executives in the homebuilding industry.

Base Salary

The Compensation Committee believes that, due to the Company’s success in its principal markets, other companies seeking proven executives may view members of the Company’s highly experienced executive team as potential hires. The base salaries paid to the Company’s executive officers and key management employees during the year ended October 31, 2005 generally were believed to be necessary to retain their services. Base salaries, including that of Mr. K. Hovnanian, the Company’s Chairman of the Board, and Mr. Ara Hovnanian, the President and Chief Executive Officer, are reviewed annually and are adjusted based on the performance of the executive, any increase or change in responsibilities assumed by the executive, average salary increases or decreases in the industry and the going rate for similar positions at comparable companies. Each executive officer’s base salary, including the base salary of each of Mr. K. Hovnanian and Mr. A. Hovnanian, was reviewed by the Compensation Committee in accordance with the criteria described above.

Annual Bonus and Stock Option Programs

The Company maintains annual bonus and stock option programs under which executive officers and other key management employees have the opportunity to earn cash bonuses and other awards. The programs consist of the amended and restated Hovnanian Enterprises, Inc. Senior Executive Short-Term Incentive Plan (“Short-Term Incentive Plan”) and the amended and restated 1999 Hovnanian Enterprises, Inc. Stock Incentive Plan (“1999 Plan”) and are intended to motivate and reward executives for the achievement of individual performance objectives and for the attainment by the Company of strategic and financial performance goals, including levels of return on equity. In addition, under the 1999 Plan, the ultimate value received by option holders is directly tied to increases in the Company’s stock price, therefore, stock options serve to link closely the interests of management and shareholders and to motivate executives to make decisions that will serve to increase the long-term total return to shareholders. Additionally, grants under the 1999 Plan include vesting and termination provisions which the Compensation Committee believes will encourage option holders to remain employees of the Company.

Under the Short-Term Incentive Plan, the President and Chief Executive Officer’s (Mr. A. Hovnanian) bonus calculation is derived as a percentage of pre-tax income based on the Company’s after-tax Return On

Average Quarterly Common Equity (“ROAQE”). Other senior executives, including Mr. K. Hovnanian, Chairman of the Board, receive a fixed amount bonus which is based on the Company’s ROAQE. All other executive officers and key management employees participate in the 1999 Plan, which is based on ROAQE and they receive either a fixed amount or a percentage of their base salary. As the Company’s ROAQE reaches higher targeted levels, the fixed amount or bonus percentage of salary increases.

Generally, annual bonuses are payable 70% in cash and 30% in the form of a deferred share award, subject to an executive or key management employee’s continued employment with the Company. The number of shares of the Company’s common stock paid under a deferred share award is determined by dividing the dollar amount of the deferred share award by the lesser of (i) the closing price of the common stock on the last day of the fiscal year during which the service giving rise to the deferred share award was performed, or (ii) the average of the closing prices of a share of common stock on the last day of the 5 fiscal quarters ending on the last day of the fiscal year during which the service giving rise to the deferred share award was performed, plus an additional 20% of such shares.

Deferred share award recipients who have attained age 58 or who have completed at least 20 years of service for the Company will be fully vested in all shares relating to a deferred share award on the later of (i) the January 15th following the fiscal year during which the service giving rise to the deferred share award is performed, or (ii) the date on which age 58 is attained or 20 years of service is performed. Other deferred share award recipients vest in twenty-five percent of their deferred share awards over a period of four years beginning on the second November 1st following the fiscal year during which the service giving rise to the deferred share award was performed, subject to rounding.

The Company’s annual bonus and stock option programs are intended to allow the Company to make awards to executive officers and other key management employees that are deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), which otherwise sets limits on the tax deductibility of compensation paid to a company’s most highly compensated executive officers. The Compensation Committee will continue to seek ways to limit the impact of Section 162(m) of the Code. However, the Compensation Committee believes that the tax deduction limitation should not compromise the Company’s ability to establish and implement incentive programs that support the compensation objectives discussed above. Accordingly, achieving these objectives and maintaining required flexibility in this regard may result in compensation that is not deductible for federal income tax purposes.

Both the Short-Term Incentive Plan and the 1999 Plan are administered by the Compensation Committee.

COMPENSATION COMMITTEE
Stephen D. Weinroth, Chair
Edward A. Kangas

COMPENSATON COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended October 31, 2005, the members of the Compensation Committee were Messrs. Weinroth and Kangas. Each of Messrs. Weinroth and Kangas are non-employee Directors and were never officers or employees of the Company or any of its subsidiaries.

See “Certain Relationships and Related Transactions” below for information concerning Mr. Greenbaum’s business relationship with the Company.

PERFORMANCE GRAPH

The following graph compares on a cumulative basis the yearly percentage change over the five year period ending October 31, 2005 in (i) the total shareholder return on the Class A Common Stock of the Company with (ii) the total return on the Standard & Poor’s 500 Index and with (iii) the total return on the S&P Homebuilding Index. Such yearly percentage change has been measured by dividing (i) the sum of (a) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (b) the price per share at the end of the measurement period less the price per share at the beginning of the measurement period, by (ii) the price per share at the beginning of the measurement period. The price of each unit has been set at $100 on October 31, 2000 for the preparation of the five year graph.

Note: The stock price performance shown on the following graph is not necessarily indicative of future price performance.

COMPARISON OF A 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG HOVNANIAN ENTERPRISES, INC., THE S&P 500 INDEX
AND THE S&P HOMEBUILDING INDEX

*$100 invested on 10/31/00 in stock or index-including reinvestment of dividends. Fiscal year ending October 31.
Source: Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

REPORT OF THE AUDIT COMMITTEE

Membership, Independence & Qualifications

Messrs. Kangas, as Chairman, McDonald, Robbins and Weinroth are the members of the Audit Committee. In the judgment of the Company’s Board of Directors, each member of the Audit Committee is independent as required by both the rules of the NYSE and SEC regulations, and an “audit committee financial expert” in accordance with SEC regulations.

Responsibilities of the Audit Committee & Charter

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors and is governed by its Charter which was adopted in March 2000 and amended in December 2002, October 2003 and January 2004. The Audit Committee Charter is available on the Company’s public website, www.khov.com, under “Investor Relations/Governance”.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in the Annual Report with management. This review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles:

•	the overall scope and plans for such accounting firm’s respective audits of the Company,

•	such accounting firm’s judgments as to the quality, not just the acceptability, of the Company’s accounting principles,

•	such accounting firm’s independence from management and the Company, including matters in the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 and received by the Company,

•	and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and under Statements on Auditing Standards No. 61.

The Audit Committee, as part of its Charter, reviews quarterly with management the Company’s financial statements prior to their being filed with the SEC. In addition, the Audit Committee, in reliance on the reviews and discussions referred to above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended October 31, 2005, which was filed with the SEC on January 11, 2006.

Policies & Procedures Established By Audit Committee

In accordance with SEC regulations, the Audit Committee has established procedures for the appointment, compensation, retention and oversight of the independent registered public accounting firm engaged to prepare or issue an audit report or other audit, review, or attest services. The Company’s independent registered public accounting firm will report directly to the Audit Committee, and the Audit Committee is responsible for the resolution of disagreements between such firm and management regarding financial reporting.

In fiscal year 2003, the Audit Committee established whistle blowing procedures as required by Section 301 of the Sarbanes-Oxley Act of 2002 and Section 303A.07(c)(iii) of the NYSE Corporate Governance Rules. These procedures are discussed in the Company’s Code of Ethics (Section IV.G.) which is available on the Company’s public website at www.khov.com under “Investor Relations/Governance”.

Audit and Non-Audit Services Pre-Approval Policy

The Audit Committee has also established procedures for the pre-approval of audit and non-audit services provided by an independent registered public accounting firm. The Company’s “Audit and Non-Audit Services Pre-Approval Policy” (“Pre-Approval Policy”) was most recently reviewed and approved by the Audit Committee at its meeting held on October 12, 2005.

As set forth in the Pre-Approval Policy, audit services require specific approval by the Audit Committee, except for certain services that have received general pre-approval by the Audit Committee.

In accordance with the Pre-Approval Policy, the Audit Committee annually reviews and pre-approves the services that may be provided by the independent registered public accounting firm without obtaining specific pre-approval from the Audit Committee. Prior to establishing the list of pre-approved services, the Audit Committee determines if the Company’s independent registered public accounting firm is an effective provider of services. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. For fiscal year 2006, there are four categories of services that have received general pre-approval by the Audit Committee: Audit, Audit-Related, Tax and All Other Services and the pre-approved dollar amount for such services may not exceed $100,000 per engagement.

The Audit Committee may delegate to one or more of its members the authority to approve in advance all significant audit or permitted non-audit services to be provided by the independent registered public accounting firm so long as decisions are presented to the full Audit Committee at its next scheduled meeting.

Audit Committee
Edward A. Kangas, Chair
Desmond P. McDonald
John J. Robbins
Stephen D. Weinroth

FEES PAID TO PRINCIPAL ACCOUNTANT

Audit Fees

The aggregate fees billed by Ernst & Young LLP for each of fiscal year 2005 and fiscal year 2004 for professional services rendered for the audit of our consolidated financial statements, for the reviews of the unaudited condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q for the quarterly periods during fiscal years 2005 and 2004, the audit of management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of October 31, 2005, or for services normally provided by our independent registered public accounting firm in connection with statutory or regulatory filings or engagements, including comfort and consent letters in connection with SEC filings and financing transactions, for those fiscal years were $3,162,000 and $1,420,000, respectively.

Audit-Related Fees

The aggregate fees billed by Ernst & Young LLP in each of fiscal year 2005 and fiscal year 2004 for assurance and related services that were reasonably related to performance of the audit or review of our consolidated financial statements and that are not reported under “Audit Fees” above were $115,000 and $111,000, respectively. These services consisted of employee benefit plan audits, accounting consultation and agreed upon procedures for recent acquisitions.

Tax Fees

The aggregate fees billed by Ernst & Young LLP in each of fiscal year 2005 and fiscal year 2004 for professional services rendered for tax compliance, tax advice and tax planning were $165,000 and $39,000, respectively, which services primarily included advisory services related to state tax structuring.

All Other Fees

There were no fees billed in fiscal years 2005 or 2004 for products and services provided by Ernst & Young LLP, other than the services described above.

Pre-Approval Policies and Procedures

For a discussion of the Audit Committee’s pre-approval policies and procedures, see “Report of the Audit Committee” above.

PRINCIPAL ACCOUNTANT INDEPENDENCE

The Audit Committee has determined that the provision of all non-audit services performed by Ernst & Young LLP were compatible with maintaining its independence.

CORPORATE GOVERNANCE

The Company has established a Corporate Governance Committee. The Corporate Governance Committee is primarily responsible for reviewing the Company’s existing Corporate Governance Guidelines and further developing such guidelines and other policies and procedures which enhance the Company’s commitment to corporate governance.

In accordance with promoting strong corporate governance, the Company has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, controller and all other associates of the Company, including its Directors and other officers. The Company has also adopted Corporate Governance Guidelines.

The Company makes available to the public various corporate governance related information on its public website (www.khov.com) under “Investor Relations/Governance” and to any shareholder who requests such information in writing. Information on the website includes the Company’s Code of Ethics, Corporate Governance Guidelines and Committee Charters, including the Audit Committee Charter, the Compensation Committee Charter, and the Company’s Corporate Governance Committee Charter.

Shareholders, associates of the Company and other interested parties may communicate directly with the Board of Directors by corresponding to the address below. Correspondence will be discussed at the next scheduled meeting of the Board of Directors, or as indicated by the urgency of the matter.

Attn: Board of Directors of Hovnanian Enterprises, Inc.
c/o Mr. Edward A. Kangas, Director & Chairman of the Audit Committee
Privileged & Confidential
Hovnanian Enterprises, Inc.
10 Highway 35
P.O. Box 500
Red Bank, N.J. 07701

The Company’s non-employee Directors meet without management after each regularly scheduled meeting of the Board of Directors. The presiding Director of such meetings is selected at each meeting. Shareholders, associates of the Company and other interested parties may communicate directly with non-employee Directors as a group by corresponding to the address below. Prior to the Annual Meeting, members of the non-employee Director group include: Messrs. Greenbaum, Kangas, McDonald, Robbins, and Weinroth. Following the Annual Meeting, members of the non-employee Director group will include: Messrs. Kangas, Robbins and Weinroth and, if elected, Messrs. Coutts and Marengi. All non-employee Directors and nominees, with the exception of Mr. Greenbaum, are “independent” in accordance with NYSE rules. See “Certain Relationships and Related Transactions” below for information concerning Mr. Greenbaum’s business relationship with the Company. Mr. Kangas will report to all non-employee Directors any correspondence which is received by him as indicated by the urgency of the matter, or at the next scheduled meeting of non-employee Directors.

Attn: Non-Employee Directors of Hovnanian Enterprises, Inc.
c/o Mr. Edward A. Kangas, Director & Chairman of the Audit Committee
Privileged & Confidential
Hovnanian Enterprises, Inc.
10 Highway 35
P.O. Box 500
Red Bank, N.J. 07701

In addition, associates of the Company may anonymously report concerns or complaints via the K. Hovnanian Corporate Governance Hotline or following procedures as discussed in the Company’s Code of Ethics.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. K. Hovnanian, the Chairman of Company’s Board of Directors, is the father of Mr. A. Hovnanian, the Chief Executive Officer and a member of the Board of Directors.

During the year ended October 31, 2003, we entered into an agreement to purchase land in California for approximately $33.4 million from an entity that is owned by a family relative of our Chairman of the Board and our Chief Executive Officer. As of October 31, 2005, we have an option deposit of $3.0 million related to this land acquisition agreement. In connection with this agreement, we also have included $22.2 million in accordance with Financial Accounting Standards Board Interpretation No. 46 under Consolidated Inventory Not Owned in the Consolidated Balance Sheets. Neither the Company nor the Chairman of the Board or Chief Executive Officer has a financial interest in the relative’s company from whom the land would be purchased.

During the year ended October 31, 2001, we entered into an agreement to purchase land from an entity that is owned by a family relative of our Chairman of the Board and our Chief Executive Officer, totaling $26.9 million. As of October 31, 2005, land aggregating $26.5 million has been purchased, including $4.4 million during the fiscal year ended October 31, 2005. Neither the Company nor the Chairman of the Board or Chief Executive Officer has a financial interest in the relative’s company from whom the land was or would be purchased.

In December 2005, we entered into an agreement to purchase land in New Jersey from an entity that is owned by family relatives of our Chairman of the Board and our Chief Executive Officer at a base price of $25 million. The land will be acquired in four phases over a period of 30 months from the date of acquisition of the first phase. The purchase prices for phases two through four are subject to an increase in the purchase price for the phase of not less than 6% per annum and not more than 8% per annum from the date of the closing of the first phase based on an identified prime rate. As of the date of this Proxy Statement, no land has been acquired. A deposit in the amount of $500,000, however, has been made by the Company. Neither the Company nor the Chairman of the Board or Chief Executive Officer has a financial interest in the relatives’ company from whom the land will be purchased.

Mr. Greenbaum, a member of our Board of Directors, is a partner in Greenbaum, Rowe, Smith & Davis LLP, a legal firm retained by the Company during the fiscal year ended October 31, 2005, which provided services to the Company during the fiscal year ended October 31, 2005. Mr. Greenbaum had decided not to stand for re-election as a Director of the Company.

GENERAL

The expense of this solicitation is to be borne by the Company. The Company may also reimburse persons holding shares in their names or in the names of their nominees for their expenses in sending proxies and proxy materials to their principals.

Unless otherwise directed, the persons named in the accompanying proxy card(s) intend to vote all shares represented by proxies received by them in favor of the election of the nominees to the Board of Directors of the Company named herein and in favor of the ratification of the selected independent registered public accounting firm. All proxies will be voted as specified.

Each share of Class A Common Stock entitles the holder thereof to one vote and each share of Class B Common Stock entitles the holder thereof to ten votes. Votes of Class A Common Stock and Class B Common Stock will be counted together without regard to class for proposals that require the affirmative vote of the holders of a majority in voting power of all outstanding common stock, voting together. All votes will be certified by the Inspectors of Election, who are employees of the Company.

Abstentions will have the effect of votes against a proposal and broker non-votes will have no effect on the vote.

Notwithstanding the foregoing, the Company’s amended Certificate of Incorporation provides that each share of Class B Common Stock held, to the extent of the Company’s knowledge, in nominee name by a stockbroker, bank or otherwise will be entitled to only one vote per share unless the Company is satisfied that such shares have been held continuously, since the date of issuance, for the benefit or account of the same named beneficial owner of such shares (as defined in the amended Certificate of Incorporation) or any Permitted Transferee (as defined in the amended Certificate of Incorporation). Beneficial owners of shares of Class B Common Stock held in nominee name wishing to cast ten votes for each share of such stock must properly complete their proxy card, which is specially designed for beneficial owners of Class B Common Stock. The Company has also supplied nominee holders of Class B Common Stock with instructions and specially designed proxy cards to accommodate the voting of the Class B Common Stock. In accordance with the Company’s amended Certificate of Incorporation, shares of Class B Common Stock held in nominee name will be entitled to ten votes per share only if the beneficial owner proxy card and the nominee proxy card relating to such shares is properly completed, mailed, and received by ADP, the Company’s proxy service facilitator, not less than 3 nor more than 20 business days prior to March 8, 2006. Proxy cards should be mailed to Hovnanian Enterprises, Inc., c/o ADP, 51 Mercedes Way, Edgewood, N.Y., 11717.

Management does not intend to present any business at the meeting other than that set forth in the accompanying Notice of Annual Meeting of Shareholders, and it has no information that others will do so. If other matters requiring the vote of shareholders properly come before the meeting and any adjournments thereof, it is the intention of the persons named in the accompanying proxy card(s) to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

Shareholder proposals for inclusion in the proxy materials related to the 2007 Annual Meeting of Shareholders must be received by the Company no later than October 10, 2006. Shareholder proposals submitted after December 24, 2006 will be considered untimely for purposes of SEC Rule 14a-4.

By Order of the Board of Directors
HOVNANIAN ENTERPRISES, INC.

Red Bank, New Jersey
February 7, 2006

10 HIGHWAY 35 P.O. BOX 35 RED BANK, NJ 07701

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Hovnanian Enterprises, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Hovnanian Enterprises, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

If you vote over the Internet or by telephone,
please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	HONAN1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
HOVNANIAN ENTERPRISES, INC.

Vote On Directors

1.	Election of Directors. Nominees:		For All	Withhold All	For All Except	To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.
	(01) K. Hovnanian (02) A. Hovnanian (03) R. Coutts (04) G. DeCesaris, Jr. (05) E. Kangas	(06) J. Marengi (07) J. Robbins (08) J. Sorsby (09) S. Weinroth

			☐	☐	☐

Vote On Proposals		For	Against	Abstain

2.	Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ended October 31, 2006.	☐	☐	☐	3.	On any other matters in accordance with the discretion of the named proxies and agents, if no instructions to the contrary are indicated in items (1) and (2).

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

For address changes and/or comments, please check this box and write them on the back where indicated			☐
	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY

HOVNANIAN ENTERPRISES, INC.

Class A Common Stock

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Peter S. Reinhart and Paul W. Buchanan, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Chelsea Meeting Room of the Millenium Hilton Hotel, 55 Church Street, New York, N.Y. 10007, at 10:30 a.m. on March 8, 2006, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated February 7, 2006 and upon all other matters properly coming before said meeting.

This proxy when properly executed will be voted (1) for the election of the nominees to the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm; and (3) on any other matters in accordance with the discretion of the named proxies and agents, if no instructions to the contrary are indicated in items (1) and (2).

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

10 HIGHWAY 35 P.O. BOX 35 RED BANK, NJ 07701

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Hovnanian Enterprises, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Hovnanian Enterprises, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

If you vote over the Internet or by telephone,
please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	HONAN3	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
HOVNANIAN ENTERPRISES, INC.

Vote On Directors

1.	Election of Directors. Nominees:		For All	Withhold All	For All Except	To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.
	(01) K. Hovnanian (02) A. Hovnanian (03) R. Coutts (04) G. DeCesaris, Jr. (05) E. Kangas	(06) J. Marengi (07) J. Robbins (08) J. Sorsby (09) S. Weinroth

			☐	☐	☐

Vote On Proposals		For	Against	Abstain

2.	Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ended October 31, 2006.	☐	☐	☐	3.	On any other matters in accordance with the discretion of the named proxies and agents, if no instructions to the contrary are indicated in items (1) and (2).

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

For address changes and/or comments, please check this box and write them on the back where indicated			☐
	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY

HOVNANIAN ENTERPRISES, INC.

Class B Common Stock

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Peter S. Reinhart and Paul W. Buchanan, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Chelsea Meeting Room of the Millenium Hilton Hotel, 55 Church Street, New York, N.Y. 10007, at 10:30 a.m. on March 8, 2006, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated February 7, 2006 and upon all other matters properly coming before said meeting.

This proxy when properly executed will be voted (1) for the election of the nominees to the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm; and (3) on any other matters in accordance with the discretion of the named proxies and agents, if no instructions to the contrary are indicated in items (1) and (2).

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

10 HIGHWAY 35 P.O. BOX 35 RED BANK, NJ 07701

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Hovnanian Enterprises, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717. Voting instructions must be received not less than 3 nor more than 20 business days prior to the meeting date.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	HONAN5	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
HOVNANIAN ENTERPRISES, INC.

Vote On Directors

1.	Election of Directors. Nominees:		For All	Withhold All	For All Except	To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.
	(01) K. Hovnanian (02) A. Hovnanian (03) R. Coutts (04) G. DeCesaris, Jr. (05) E. Kangas	(06) J. Marengi (07) J. Robbins (08) J. Sorsby (09) S. Weinroth

			☐	☐	☐

Vote On Proposals		For	Against	Abstain

2.	Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ended October 31, 2006.	☐	☐	☐	3.	On any other matters in accordance with the discretion of the named proxies and agents, if no instructions to the contrary are indicated in items (1) and (2).

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

For address changes and/or comments, please check this box and write them on the back where indicated			☐
	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY

HOVNANIAN ENTERPRISES, INC.

Nominee Holder of Class B Common Stock

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Peter S. Reinhart and Paul W. Buchanan, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Chelsea Meeting Room of the Millenium Hilton Hotel, 55 Church Street, New York, N.Y. 10007, at 10:30 a.m. on March 8, 2006, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated February 7, 2006 and upon all other matters properly coming before said meeting.

This proxy when properly executed will be voted (1) for the election of the nominees to the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm; and (3) on any other matters in accordance with the discretion of the named proxies and agents, if no instructions to the contrary are indicated in items (1) and (2).

According to the certification of the beneficial owner of the shares represented by this proxy, such beneficial owner (A) has been the beneficial owner of _______ of such shares continuously since the date of their issuance or is a Permitted Transferee (as defined in paragraph 4(A)(i) of paragraph FOURTH of the Company's amended Certificate of Incorporation) of any such beneficial owner and (B) has not been the beneficial owner of __________ of such shares continuously since the date of their issuance nor a Permitted Transferee of any such beneficial owner.

If no certification is made by the beneficial owner of the shares represented by this proxy, it will be deemed that all shares of Class B Common Stock represented by this proxy have not been held continuously, since the date of issuance, for the benefit or account of the same beneficial owner of the shares represented by this proxy or any Permitted Transferee.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

10 HIGHWAY 35 P.O. BOX 35 RED BANK, NJ 07701

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Hovnanian Enterprises, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717. Voting instructions must be received not less than 3 nor more than 20 business days prior to the meeting date.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	HONAN7	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
HOVNANIAN ENTERPRISES, INC.

Vote On Directors

1.	Election of Directors. Nominees:		For All	Withhold All	For All Except	To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.
	(01) K. Hovnanian (02) A. Hovnanian (03) R. Coutts (04) G. DeCesaris, Jr. (05) E. Kangas	(06) J. Marengi (07) J. Robbins (08) J. Sorsby (09) S. Weinroth

			☐	☐	☐

Vote On Proposals		For	Against	Abstain

2.	Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ended October 31, 2006.	☐	☐	☐	3.	On any other matters in accordance with the discretion of the named proxies and agents, if no instructions to the contrary are indicated in items (1) and (2).

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

For address changes and/or comments, please check this box and write them on the back where indicated			☐
	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY

HOVNANIAN ENTERPRISES, INC.

Beneficial Owner of Class B Common Stock

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Peter S. Reinhart and Paul W. Buchanan, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Chelsea Meeting Room of the Millenium Hilton Hotel, 55 Church Street, New York, N.Y. 10007, at 10:30 a.m. on March 8, 2006, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated February 7, 2006 and upon all other matters properly coming before said meeting.

This proxy when properly executed will be voted (1) for the election of the nominees to the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm; and (3) on any other matters in accordance with the discretion of the named proxies and agents, if no instructions to the contrary are indicated in items (1) and (2).

By signing on the reverse hereof, the undersigned certifies that (A) with respect to _________ of the shares represented by this proxy, the undersigned has been the beneficial owner of such shares continuously since the date of their issuance or is a Permitted Transferee (as defined in paragraph 4(A)(i) of paragraph FOURTH of the Company's amended Certificate of Incorporation) of any such beneficial owner and (B) with respect to the remaining _________ shares represented by this proxy, the undersigned has not been the beneficial owner of such shares continuously since the date of their issuance nor is the undersigned a Permitted Transferee of any such beneficial owner.

If no certification is made, it will be deemed that all shares of Class B common stock represented by this proxy have not been held continuously, since the date of issuance, for the benefit or account of the same beneficial owner of such shares or any Permitted Transferee.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Hovnanian Enterprises, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717. Voting instructions must be received not less than 3 nor more than 20 business days prior to the meeting date.

This proxy when properly executed will be voted (1) for the election of the nominees to the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm; and (3) on any other matters in accordance with the discretion of the named proxies and agents, if no instructions to the contrary are indicated in items (1) and (2).
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	HONAN7

PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE
           MEETING AND VOTE THESE SHARES IN PERSON          ☐

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
Vote On Directors
			For All	Withhold All	For All Except	To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.
1.	Election of Directors. Nominees:
	(01) K. Hovnanian (02) A. Hovnanian (03) R. Coutts (04) G. DeCesaris, Jr. (05) E. Kangas	(06) J. Marengi (07) J. Robbins (08) J. Sorsby (09) S. Weinroth	☐	☐	☐

Vote on Proposals		For	Against	Abstain

2.	Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ended October 31, 2006.	☐	☐	☐

3.	On any other matters in accordance with the discretion of the named proxies and agents, if no instructions to the contrary are indicated in items (1) and (2).

By signing on the reverse hereof, the undersigned certifies that (A) with respect to _________ of the shares represented by this proxy, the undersigned has been the beneficial owner of such shares continuously since the date of their issuance or is a Permitted Transferee (as defined in paragraph 4(A)(i) of paragraph FOURTH of the Company's amended Certificate of Incorporation) of any such beneficial owner and (B) with respect to the remaining _________ shares represented by this proxy, the undersigned has not been the beneficial owner of such shares continuously since the date of their issuance nor is the undersigned a Permitted Transferee of any such beneficial owner.

If no certification is made, it will be deemed that all shares of Class B common stock represented by this proxy have not been held continuously, since the date of issuance, for the benefit or account of the same beneficial owner of such shares or any Permitted Transferee.

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date